UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20429

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 4, 2005

OVERNITE CORPORATION

(Exact name of Registrant as specified in charter)

Virginia	000-24573	04-3770212
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

1000 Semmes Avenue, Richmond, Virginia	23224
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (804) 231-8000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01. Other Events.

On August 4, 2005, Overnite Corporation (the “Company”) issued a press release announcing that the Company’s shareholders, at a special meeting of shareholders held on August 4, 2005, approved and adopted the Agreement of Merger, dated as of May 15, 2005, among United Parcel Service, Inc. (“UPS”), Olympic Merger Sub, Inc., an indirect wholly owned subsidiary of UPS (“Merger Sub”), and the Company, and the related plan of merger, pursuant to which Merger Sub will be merged with and into the Company (the “Merger”). The Company will be the surviving company in the Merger, as an indirect wholly owned subsidiary of UPS. The Merger is expected to be completed as of the close of business on August 5, 2005.

A copy of the press release issued by the Company on August 4, 2005 is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statement and Exhibits.

(c)	Exhibits.

99.1	Press release, dated August 4, 2005, issued by Overnite Corporation.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 4, 2005

OVERNITE CORPORATION

By:	/s/ Mark B. Goodwin
Mark B. Goodwin
Senior Vice President, General Counsel and Secretary

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EXHIBIT INDEX

Exhibit Number	Exhibit
99.1	Press release, dated August 4, 2005, issued by Overnite Corporation.

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